American Opportunities Fund

JANUARY 15, 2026 (AS AMENDED ON APRIL 1, 2026)	Class R3: TVRFX | Class R4: TVIRX | Class R5: TVRRX

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (SAI), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI and other information about the Fund online at www.thornburg.com/download. You can also get this information at no cost by calling 800.847.0200 or by sending an e-mail request to info@thornburg.com. The current Prospectus and SAI, dated January 15, 2026, as amended on April 1, 2026, are incorporated by reference into this Summary Prospectus. This Summary Prospectus provides information about the Class R3, Class R4 and Class R5 (collectively, “Mutual Fund Class”) shares of the Fund. In addition to Mutual Fund Class shares, the Fund offers ETF Class shares in a separate prospectus. The Fund’s ETF Class shares are listed and traded on a national securities exchange and, unlike Mutual Fund Class shares, are not individually redeemable. The Fund's ETF Class operates as an actively managed ETF. An investment in the Fund’s Mutual Fund Class shares is not an investment in an ETF.

Investment Goal

The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Mutual Fund Class shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees

(fees paid directly from your investment)

	CLASS R3	CLASS R4	CLASS R5
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	none	none	none
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds or original purchase price, whichever is lower)	none	none	none

Annual Fund Operating Expenses(1)

(expenses that you pay each year as a percentage of the value of your investment)

	CLASS R3	CLASS R4	CLASS R5
Management Fees	0.79%	0.79%	0.79%
Distribution and Service (12b-1) Fees	0.50%	0.25%	none
Other Expenses	0.57%	1.06%	1.11%
Total Annual Fund Operating Expenses	1.86%	2.10%	1.90%
Fee Waiver/Expense Reimbursement(2)	(0.49)%	(0.98)%	(1.03)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.37%	1.12%	0.87%

(1) The expense information in the table has been restated to reflect current fees.

(2) Thornburg Investment Management, Inc. (“Thornburg”) has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class R3, Class R4 and Class R5 expenses (excluding taxes, interest expenses, acquired fund fees and expenses, brokerage commissions, borrowing costs, expenses relating to short sales, and unusual expenses such as contingency fees or litigation costs) do not exceed 1.37%, 1.12%, and 0.87%, respectively. The agreement to waive fees and reimburse expenses may be terminated by the Fund’s Trustees at any time, but may not be terminated by Thornburg before February 1, 2027, unless Thornburg ceases to be the investment advisor of the Fund prior to that date. Thornburg may recoup amounts waived or reimbursed during the Fund’s fiscal year if actual expenses fall below the expense cap during that same fiscal year.

Example.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Mutual Fund Class shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions (and giving effect to fee waivers and expense reimbursements in the first year), your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class R3 Shares	$139	$537	$960	$2,140
Class R4 Shares	$114	$563	$1,039	$2,353
Class R5 Shares	$89	$497	$931	$2,138

Portfolio Turnover.

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23.05% of the average value of its portfolio.

Principal Investment Strategies

The Fund expects to invest primarily in domestic equity securities (primarily common stocks) using the value criteria described below. However, the Fund may own a variety of securities, including foreign equity securities, partnership interests and foreign and domestic debt obligations which, in the opinion of the Fund’s investment advisor, Thornburg, offer prospects for meeting the Fund’s investment goals. Under normal conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity investments that are tied economically to the United States.

Thornburg intends to invest on an opportunistic basis where the Fund’s portfolio managers believe a company’s intrinsic value is not recognized by the marketplace. The Fund seeks to identify value in a broad or different context by investing in a diversified portfolio of stocks the Fund categorizes as basic values, consistent earners or emerging franchises, when the portfolio managers believe these issues are priced below Thornburg’s assessment of intrinsic value. The relative proportions of securities invested in each of those categories will vary over time. The Fund seeks to invest in promising companies, and may invest in stocks subject to unfavorable market perceptions of the company or industry fundamentals. The Fund may invest in companies of any size, but expects to invest primarily in large capitalization publicly traded companies.

The Fund’s investments are determined by individual issuer and industry analysis. Investment decisions may be based on a variety of factors, including, without limitation, economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for securities, and analysis of specific issuers.

The Fund categorizes its equity investments in the following three categories:

Basic Value: Companies generally operating in mature or cyclical industries and which generally exhibit more economic sensitivity and/or higher volatility in earnings and cash flow.

Consistent Earner: Companies which generally exhibit predictable growth, profitability, cash flow and/or dividends.

Emerging Franchise: Companies with the potential to grow at an above average rate because of a product or service that is establishing a new market and/or taking share from existing participants.

Inclusion of any investment in any of the three described categories represents the opinion of Thornburg concerning the characteristics and prospects of the investment. There is no assurance that any company selected for investment will, once categorized in one of the three described investment categories, continue to have the positive characteristics or fulfill the expectations that Thornburg had for the company when it was selected for investment, and any such company may not grow or may decline in earnings and size.

The Fund may sell an investment if Thornburg has identified a better investment opportunity, in response to changes in the conditions or business of the investment’s issuer or changes in overall market conditions, if Thornburg has a target price for the investment and that target price has been achieved, or if, in Thornburg’s opinion, the investment no longer serves to achieve the Fund’s investment goals.

Debt obligations may be considered for investment if Thornburg believes them to be more attractive than equity alternatives, or to manage risk. The Fund may purchase debt obligations of any maturity and of any credit quality, including “high yield” or “junk” bonds. There is no minimum credit quality or rating of debt obligation the Fund may purchase.

The Fund’s policy of investing, under normal conditions, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity investments that are tied economically to the United States may be changed by the Fund’s Trustees without a shareholder vote upon 60 days’ notice to shareholders. The Fund considers an equity investment to be “tied economically” to the United States if, at the time of purchase, Thornburg believes the issuer: (i) is organized under the laws of the United States or under the laws of a state within the United States or maintains a principal place of business in the United States; (ii) is traded principally in the United States; (iii) has or will derive at least 50% of its profits, revenues, sales, or income from goods produced or sold, investments made, or services performed in the United States, or has at least 50% of its assets in the United States, even if it also has significant economic exposures to countries other than the United States; or (iv) is a component of any unaffiliated index intended to represent all or a segment of the United States equity markets. The application of these factors is inevitably complex and subjective. Companies may be determined to be tied economically to the United States even if it may be economically tied to a number of other countries.

Principal Investment Risks

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund’s Mutual Fund Class shares varies from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. The following is a summary of the principal risks of investing in the Fund. The risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk. The relative significance of each risk below may change over time.

Credit Risk – The inability of an issuer to pay principal and interest on its debt obligations when due, or the downgrading of an issuer’s debt obligations by ratings agencies, may adversely affect the market’s perceptions of the issuer’s financial strength and may therefore result in declines in the issuer’s stock price.

Cybersecurity and Operational Risk – Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations. The rapid development and increasingly widespread use of artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT, could exacerbate these risks.

Depositary Receipts Risk – An investment in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) or Global Depositary Receipts (“GDRs”) is an alternative to the purchase of the underlying securities in their national markets and/or currencies. However, ADRs, EDRs, and GDRs remain subject to many of the risks associated with investing directly in foreign securities, including the political and economic risks associated with the underlying issuer’s country. Certain countries may limit the ability to convert a depositary receipt into the underlying foreign security and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related depositary receipts. Moreover, EDRs and GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar denominated.

Equity Risk – The value of the Fund’s equity investments may fluctuate significantly over time in response to factors affecting individual issuers, particular industries, or the market as a whole. Additionally, common stock ranks below preferred stock and debt securities in claims for dividends and for assets of a company in a liquidation or bankruptcy.

Foreign Investment Risk – Investments in securities of foreign issuers may involve risks including adverse fluctuations in currency exchange rates, political instability, confiscations, taxes or restrictions on currency exchange, difficulty in selling foreign investments, and reduced legal protection. These risks may be more pronounced for investments in countries that are less diversified and where communications, transportation and economic infrastructures are less developed. Such countries ordinarily have less established legal, political, business and social frameworks. At times the prices of equity securities of foreign issuers may be extremely volatile.

Liquidity Risk – Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell some or all of its investments promptly, or may only be able to sell investments at less than desired prices.

Management Risk – The Fund is an actively managed portfolio, and the value of the Fund may be reduced if Thornburg pursues unsuccessful investments or fails to correctly identify risks affecting the broad economy or specific issuers in which the Fund invests.

Market and Economic Risk – The value of the Fund’s investments may decline and its share value may be reduced due to changes in general economic and market conditions. The value of a security may change in response to developments affecting entire economies, markets or industries, including changes in interest rates, political and legal developments, and general market volatility.

Redemption Risk – If a significant percentage of the Fund’s Mutual Fund Class shares is owned or controlled by a single shareholder, the Fund is subject to the risk that a redemption by that shareholder of all or a large portion of its Mutual Fund Class shares may require the Fund to sell securities at less than desired prices, and the Fund’s remaining shareholders may also incur additional transaction costs or adverse tax consequences from such trading activity.

Risks Affecting Specific Countries or Regions – If a significant portion of the Fund’s assets is invested in issuers that are economically exposed to one country or region, the Fund’s share value may be more susceptible to the conditions and developments in that country or region, and potentially more volatile than the share value of a more geographically diversified fund. A specific country or region could also be adversely affected by conditions or developments arising in other countries. For example, the U.S. government could take actions to prohibit or restrict individuals or companies within the U.S. from purchasing or holding the shares of issuers in another country, which may limit the Fund’s ability to invest in that country or cause the Fund to have to sell investments in that country at less than desired prices. The nature and degree of the risks affecting a given country or region, and the extent of the Fund’s exposure to any such country or region, is expected to vary over time.

Risks Affecting Specific Issuers – The value of a security may decline in response to developments affecting the specific issuer of the security, even if the overall industry or economy is unaffected. These developments may include a variety of factors, including but not limited to management issues or other corporate disruption, a decline in revenues or profitability, an increase in costs, or an adverse effect on the issuer’s competitive position.

Additional information about Fund investments, investment strategies, and risks of investing in the Fund appears below beginning on page 14 of the Prospectus.

Past Performance of the Fund

The following information provides some indication of the risks of investing in the American Opportunities Fund by showing how the Fund’s investment results vary from year to year. The bar chart shows how the annual total returns for Class R3 shares have been different in each full year shown. The average annual total return figures compare Class R3, Class R4 and Class R5 share performance to the S&P 500 Index—Total Return, a broad-based securities market index that represents the overall applicable market in which the Fund invests, and the Russell 1000 Value Index-Total Return, an additional index that represents the market sectors which Thornburg believes are more representative of the Fund’s investment universe. These indexes are not actively managed and are not available for direct investment. As of March 23, 2026, the Fund no longer compares its returns to the Russell 3000 Index—Total Return or Russell 2500 Index—Total Return because the current indices better reflect the Fund’s current investment universe (as described below).The bar charts and performance tables assume reinvestment of dividends and distributions. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information shown below is as of the calendar year ended December 31, 2025. Before March 23, 2026, the Fund was managed with a different principal investment strategy under the name “Thornburg Small/Mid Cap Core Fund” and may have achieved different performance results under its current principal investment strategy from the performance shown for periods before that date.Updated performance information may be obtained on the Thornburg website at Thornburg.com or by calling 1-800-847-0200.

Annual Total Returns - Class R3 Shares

	TOTAL RETURNS	QUARTER ENDED
Highest Quarterly Results	18.90%	6/30/2020
Lowest Quarterly Results	-26.31%	3/31/2020

Average Annual Total Returns

(periods ended 12-31-25)

CLASS R3 SHARES	1 YEAR	5 YEARS	10 YEARS
Return Before Taxes	-0.86%	4.20%	7.70%
Return After Taxes on Distributions	-0.86%	2.54%	6.77%
Return After Taxes on Distributions and Sale of Fund Shares	-0.51%	2.90%	6.03%
S&P 500 Index—Total Return (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.82%
Russell 1000 Value Index—Total Return (reflects no deduction for fees, expenses, or taxes)	15.91%	11.33%	10.53%
Russell 3000 Index—Total Return (reflects no deduction for fees, expenses, or taxes)	17.15%	13.15%	14.29%
Russell 2500 Index—Total Return (reflects no deduction for fees, expenses, or taxes)	11.91%	7.26%	10.40%

CLASS R4 SHARES	1 YEAR	5 YEARS	10 YEARS
Return Before Taxes	-0.76%	4.30%	7.81%
S&P 500 Index—Total Return (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.82%
Russell 1000 Value Index—Total Return (reflects no deduction for fees, expenses, or taxes)	15.91%	11.33%	10.53%
Russell 3000 Index—Total Return (reflects no deduction for fees, expenses, or taxes)	17.15%	13.15%	14.29%
Russell 2500 Index—Total Return (reflects no deduction for fees, expenses, or taxes)	11.91%	7.26%	10.40%

CLASS R5 SHARES	1 YEAR	5 YEARS	10 YEARS
Return Before Taxes	-0.50%	4.57%	8.09%
S&P 500 Index—Total Return (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.82%
Russell 1000 Value Index—Total Return (reflects no deduction for fees, expenses, or taxes)	15.91%	11.33%	10.53%
Russell 3000 Index—Total Return (reflects no deduction for fees, expenses, or taxes)	17.15%	13.15%	14.29%
Russell 2500 Index—Total Return (reflects no deduction for fees, expenses, or taxes)	11.91%	7.26%	10.40%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor’s own tax situation and may differ from the returns shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns shown relate only to Class R3 shares, and after-tax returns for other share classes will vary.

The performance information shown above may include gains attributable to the Fund’s investments in shares of companies through initial public offerings (“IPOs”). There can be no assurance that the Fund will have continued access to profitable IPOs and, as the Fund’s assets grow, the impact of the Fund’s investment in IPOs on the performance of the Fund may decline.

Management

Investment Advisor: Thornburg Investment Management, Inc.

Portfolio Managers:

Miguel Oleaga, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since January 2026.

Neal BasuMullick, CFA, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for management of the Fund since January 2026.

Purchase and Sale of Mutual Fund Class Shares

Employer-sponsored retirement plans wishing to make Mutual Fund Class shares of the Fund available to plan participants should contact a financial intermediary authorized to sell Mutual Fund Class shares of the Funds. As a participant in an employer-sponsored retirement plan that makes Fund Mutual Fund Class shares available, you may add shares to your account by contacting your plan administrator. Although the Funds do not currently impose any investment minimums on the purchase of Mutual Fund Class shares through an employer-sponsored retirement plan, the plan itself may establish such minimums. Contact your plan administrator for more information.

Please contact your retirement plan administrator if you wish to sell your Mutual Fund Class shares. Your plan administrator will conduct the transaction for you, or provide you with the means to conduct the transaction yourself.

Tax Information

Fund distributions to qualified retirement plan accounts, and transactions in Fund Mutual Fund Class shares by those accounts, are not generally subject to current federal income tax under existing federal law. Purchasers are cautioned to seek the advice of their own advisors about the tax consequences of contributions to plan accounts and distributions from plan accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Mutual Fund Class shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its investment advisor and/or its distributor may pay the intermediary for the sale of Fund Mutual Fund Class shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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